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            SECURITIES AND EXCHANGE COMMISSION
                  Washington, DC  20549


                         FORM 8-K


                      CURRENT REPORT


          Pursuant to Section 13 or 15 (d) of the
              Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported)
                    December 16, 1999


             FIRST PLACE FINANCIAL CORPORATION
   ------------------------------------------------------
   (Exact name of registrant as specified in its charter)


          New Mexico                0-25956            85-0317365
-------------------------------   -----------      -------------------
(State or other jurisdiction of   (Commission        (I.R.S Employer
incorporation or organization)    file number)     Identification No.)


100 East Broadway, Farmington, New Mexico                   87401
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Address of principal executive offices                     Zip Code


Registrant's telephone number, including area code:  (505) 324-9500
                                                     --------------
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ITEM 5. OTHER EVENTS

        News release dated December 16, 1999, announcing the regular quarterly dividend of $.37 per share and a special dividend of $.37 per share payable on January 3, 2000.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c)  EXHIBITS

             99.1   News release dated December 16, 1999.



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                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       FIRST PLACE FINANCIAL CORPORATION
                                                 (Registrant)


Date:  DECEMBER 21, 1999               /s/ James D. Rose
                                          --------------------------------------
                                           President and Chief Operating Officer



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